SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2000
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Residential  Asset  Securities  Corporation  (as  company  under a  Pooling  and
Servicing Agreement dated as of June 1, 2000 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS3)

                    Residential Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



      Delaware               333-84939              75-2006294
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  (State or other           (Commission          (I.R.S. employer
  jurisdiction of           file number)       identification no.)
   incorporation)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
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               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code (612) 832-7000
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          (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                  Sequentially
                                                      Numbered
Exhibit                                                Exhibit
Number                                                    Page

10.1 Pooling and Servicing Agreement, dated as of June 1, 2000 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

10.2Certificate Guaranty Insurance Policies issued by Ambac Assurance
    Corporation in connection with the Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2000-KS3, Class A Certificates.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL ASSET SECURITIES CORPORATION

                           By:     /s/Julie Steinhagen
                            Name:  Julie Steinhagen
                            Title: Vice President

Dated:  July 12, 2000



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